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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  ------------

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 30, 1999


                        KARTS INTERNATIONAL INCORPORATED
             (Exact name of registrant as specified in its charter)


                                     Nevada
                            (State of incorporation)


          000-23041                                     75-2639196
   (Commission File Number)              (I.R.S. Employer Identification Number)


      62204 Commercial Street
          P.O. Box 695
       Roseland, Louisiana                               70456
(Address of principal executive offices)               (Zip Code)

                                 (504) 747-1111
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)



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                   INFORMATION INCLUDED IN REPORT ON FORM 8-K


Item 5.  Other Events.

Offering of 9% Cumulative Convertible Preferred Stock

         On June 30, 1999, Karts International Incorporated, a Nevada corporation (the "Registrant"), consummated a private offering (the "Offering") of its 9% Cumulative Convertible Preferred Stock (the "Preferred Stock"). Pursuant to the terms and conditions set forth in the Registrant's Private Placement Memorandum dated March 31, 1999, the Registrant sold an aggregate of
1,550,000 shares of Preferred Stock for aggregate Offering proceeds of $1,550,000 or a per share purchase price of $1.00. The proceeds from the sale of the Preferred Stock are being used by the Registrant for working capital and payment of trade debt.

         The Preferred Stock was sold to investors, which included officers and directors of the Registrant who purchased an aggregate of 520,000 shares of Preferred Stock on the same terms as other investors.

         Set forth below is a summary of the terms and provisions of the Preferred Stock. This summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designation, Preferences and Rights of 9% Cumulative Convertible Preferred Stock filed as an exhibit to this Current Report.

         Dividends. Holders of shares of the Preferred Stock are entitled to receive, out of funds legally available therefor, a dividend at the rate of $.09 per share per annum, payable in semi-annual installments on June 30 and December 31, commencing December 31, 1999. Such dividends may be paid in cash or shares of the Registrant's common stock, par value $.001 per share (the "Common Stock"), at the Registrant's option. The number of shares of Common Stock to be issued as a stock dividend shall be determined by the current market price of a share of Common Stock on the record date for such stock dividend. The current market price of a share of Common Stock on the record date shall be the closing sale price on such day as reported by the Nasdaq SmallCap Market or on any other exchange on which the shares of Common Stock may be traded. No fractional shares will be issued for dividends. The amount of any dividends represented by such fractional shares will be payable by rounding up to the next whole number for such stock dividend. Dividends on the Preferred Stock will be cumulative from the date of initial issuance of the Preferred Stock. Dividends will be payable to holders of record as they appear on the stock books of the Registrant on such record dates, not more than 60 days nor less than 10 days preceding the payment dates, as shall be fixed by the Board.

         If dividends are not paid in full upon the Preferred Stock and any other preferred stock ranking on a parity as to dividends with the Preferred Stock, all dividends declared upon shares of Preferred Stock and such other preferred stock will be declared pro rata so that in all cases the amount of dividends declared per share on the Preferred Stock and such other preferred stock bear the same ratio to each other that accumulated dividends per share on the shares of the Preferred Stock and such other preferred stock bear to each other. Except as set forth above, unless full cumulative dividends on the Preferred Stock have been paid, dividends (other than in Common Stock) may not be paid or declared and set aside for payment and other distributions may not be made upon the Common Stock or on any other stock of the Registrant ranking junior to or on a parity with the Preferred Stock as to dividends, nor may any


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Common  Stock or any other  stock of the  Registrant  ranking  junior to or on a parity with the Preferred Stock as to dividends be redeemed, purchased or otherwise acquired for any consideration (or any payment made to or available for a sinking fund for the redemption of any shares of any shares of such stock) by the Registrant (except by conversion into or exchange for stock of the Registrant ranking junior to the Preferred Stock as to dividends). The Registrant has agreed not to declare or pay any cash dividend on its Common Stock during such period that the Preferred Stock remains outstanding.

         Conversion Rights. The holder of any shares of the Preferred Stock will have the right, at the holder's option, to convert any or all such shares into Common Stock at any time during the period commencing on June 30, 1999 and expiring on the fourth anniversary of such date (the "Conversion Period"). Subject to certain adjustments as described below, the Preferred Stock is convertible at the rate of one share of Common Stock for each $.25 in Face Amount of the Preferred Stock converted (initially four shares of Common Stock for each share of Preferred Stock converted). If the Preferred Stock is not voluntarily converted prior to the expiration of the Conversion Period, each share of Preferred Stock then outstanding shall be automatically converted at the rate of one share of Common Stock for each $.25 in Face Amount of the Preferred Stock converted, subject to certain adjustments described below. The Registrant shall also be required to pay all accrued but unpaid dividends due and owing to the holders of the Preferred Stock as of expiration date of the Conversion Period. The holders of the Preferred Stock have contractually agreed to suspend their right to convert their shares of Preferred Stock into shares of Common Stock until such time as the matters contemplated by this proposal and Proposal 4 below have been ratified and/or approved by the stockholders.

         In the event the Preferred Stock is called for redemption, the conversion right will terminate at the close of business on the fifth business day prior to the date fixed for redemption. Payment or adjustment shall be made upon any conversion of any share of Preferred Stock on account of any unpaid and accrued dividends on the shares surrendered for conversion. No fractional shares of Common Stock will be issued upon conversion but, in lieu thereof, the Registrant shall round up the fractional share.

         The conversion rate will be subject to adjustment upon the occurrence of the following events: (i) stock split, recapitalization, combination of shares of the Registrant, or other similar event or (ii) the sale or other issuance of shares of Common Stock at a price less than the then applicable conversion rate. If during the Conversion Period the Registrant sells or issues shares of Common Stock at less than the then applicable conversion rate, the conversion rate shall then become the price at which such securities were sold on a per share basis. The conversion rate will not be adjusted upon (i) the issuance of Common Stock as dividends on either the outstanding Common Stock, the Preferred Stock or other duly issued securities of the Registrant; (ii) the issuance of shares of Common Stock upon the exercise of outstanding options or warrants; (iii) the issuance of shares of Common Stock upon the exercise of options granted under the Registrant's 1998 Stock Compensation Plan; (iv) any issuance of shares of Common Stock to Charles Brister, Chief Executive Officer and President of the Registrant, or any other executive officer of the Registrant in lieu of compensation during calendar year 1999; and (v) an issuance or distribution of Common Stock, rights or warrants to subscribe for shares of Common Stock, or other securities or debt instruments convertible into Common Stock, subject only to the requirement that such securities be sold at a price per share or be convertible into Common Stock at a price in excess of the then applicable conversion rate of the Preferred Stock.

         In case of any reclassification of the Common Stock, any consolidation of the Registrant with, or merger of the Registrant into, any other entity, any merger of any entity into the Registrant (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of


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outstanding   shares  of  Common  Stock),   any  sale  or  transfer  of  all  or
substantially all of the assets of the Registrant or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property, then provision shall be made such that the holder of each share of Preferred Stock then outstanding shall have the right thereafter, during the period such share of Preferred Stock shall be convertible, to convert such share only into the kind and amount of securities, cash and other property receivable upon such reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock into which such shares of Preferred Stock might have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange.

         Holders of the Preferred Stock converted into Common Stock will be entitled to the same rights applicable at the time of conversion to other holders of Common Stock. The holders of the shares of the Preferred Stock have no preemptive rights with respect to any securities of the Registrant.

         Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Registrant, the holders of shares of the Preferred Stock are entitled to receive out of assets of the Registrant available for distribution to stockholders, before any distribution of assets is made to holders of Common Stock or any other junior stock, liquidating distributions in the amount of $1.00 per share plus accumulated and unpaid dividends. If upon any liquidation, dissolution or winding up of the Registrant, the assets distributable to the holders of the Preferred Stock and any other preferred stock ranking as to any such distribution on a parity with the Preferred Stock are insufficient to fully pay the preferential amount, the holders of the Preferred Stock and of such other preferred stock will share ratably in such distribution of assets in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of the Preferred Stock will not be entitled to any further participation in any distribution of assets by the Registrant. Neither a consolidation or merger of the Registrant with another corporation nor a sale or transfer of all or part of the Registrant's assets for cash or securities will be considered a liquidation, dissolution or winding up of the Registrant.

         The right of the Registrant, and the rights of its creditors and stockholders (including holders of the Preferred Stock), to participate in the distribution of the assets of any subsidiary of the Registrant upon any liquidation or reorganization of such subsidiary, or otherwise, will be subject to the prior claims of creditors of such subsidiary (except to the extent the Registrant may itself be a creditor with recognized claims against such subsidiary).

         Redemption at the Option of Registrant. The Preferred Stock may not be redeemed prior to March 31, 2000. The Preferred Stock is redeemable thereafter for cash, in whole or in part, at any time at the option of the Registrant at $1.09 per share.

         If less than all of the outstanding shares of the Preferred Stock are to be redeemed, the Registrant will select those shares to be redeemed pro rata or by lot or in such other manner as the Board may determine. There is no mandatory redemption or sinking fund obligation with respect to the Preferred Stock. In the event the Registrant has failed to pay accrued and unpaid dividends on the Preferred Stock, it may not redeem any of the then outstanding shares of Preferred Stock until all such accrued and unpaid dividends have been paid in full.

         In the event the Preferred Stock is called for redemption, the conversion right will terminate at the close of business on the fifth business day prior to the date fixed for redemption. After the redemption date, dividends will cease to accrue on the shares of the Preferred Stock called for redemption


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and all rights of the holders of such shares will terminate  except the right to receive the redemption price without interest (unless the Registrant defaults in the payment of the redemption price).

         Voting Rights. Except as indicated below, the holders of shares of Preferred Stock have no voting rights. If the equivalent of two consecutive semi-annual (one year) dividends payable on the Preferred Stock or on any other preferred stock is in arrears, the number of directors of the Registrant will be increased by two and the holders of all outstanding shares of the Preferred Stock and any other preferred stock ranking on a parity as to dividends or upon liquidation with the Preferred Stock, voting as a single class without regard to series, will be entitled to elect two additional directors until all cumulative dividends in arrears have been paid in full and until any non-cumulative dividends payable on all preferred stock have been paid regularly for at least one year.

         In addition, without the vote or consent of the holders of at least a majority of the number of then outstanding shares of the Preferred Stock and any other preferred stock ranking on a parity as to dividends or upon liquidation with the Preferred Stock, the Registrant shall not (i) create, or increase the authorized number of shares of, any series or class of stock ranking prior to the Preferred Stock either as to dividends or upon liquidation, (ii) amend, alter or repeal any of the rights and preferences of the Preferred Stock or
(iii) authorize any reclassification of the Preferred Stock. Accordingly, the voting rights of the holders of the Preferred Stock could under certain circumstances operate to restrict the flexibility the Registrant would otherwise have in connection with future changes to its capital structure.

$1.5 Million Convertible Term Loan from The Schlinger Foundation

         On June 3, 1999, the Registrant concluded a loan transaction (the "Schlinger Loan") whereby the Registrant borrowed from The Schlinger Foundation ("The Foundation") the principal amount of $1,500,000 as evidenced by a $1.5 Million Convertible Term Note (the "Term Note") executed by the Registrant in favor of The Foundation. The Term Note requires that interest on the principal balance be paid monthly commencing June 30, 1999, with the principal of the loan plus accrued but unpaid interest being due and payable in one installment on May 31, 2004. The principal balance of the Term Note bears interest at the rate of twelve percent (12%) per annum. The principal balance of the Term Note is convertible, in whole or in part (in integral multiples of $500,000), into shares of Common Stock (the "Schlinger Conversion Shares"). The number of Schlinger Conversion Shares to be issued upon conversion is equal to the amount of unpaid principal converted divided by the conversion price of $.375. The conversion price is subject to adjustment upon the occurrence of certain events, including stock splits and combinations, dividends or distributions, and reclassifications, exchanges and substitutions.

         The Term Note is subject to the terms and conditions set forth in the Loan Agreement dated June 3, 1999 (the "Loan Agreement") by and between the Registrant and The Foundation. The Loan Agreement imposes upon the Registrant affirmative, negative and financial covenants customary in this type of loan transaction. Specifically, under the affirmative covenants, the Registrant must maintain adequate books and records, remain in compliance with applicable laws, satisfy all tax obligations, maintain proper insurance and advise The Foundation of certain corporate changes or events. A further affirmative covenant requires that the Registrant effect an amendment to its Articles of Incorporation to increase its authorized shares of Common Stock within 120 days of the date of the Loan Agreement. The negative covenants to which the Registrant is subject prohibit the Registrant from changing the nature of its business, liquidating, merging, consolidating or selling substantially all of its assets, or incurring


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any  additional  debt  obligations  without  the prior  written  consent  of The
Foundation. The financial covenants require that the Registrant (i) maintain a monthly ratio of current assets to current liabilities of not less than 1.5 to 1.0, (ii) maintain a total liabilities to tangible net worth ratio of 2.5 to 1.0 and (iii) have a monthly tangible net worth of $2.5 million. Failure by the Registrant to abide by or satisfy any of the foregoing covenants will result in an event of default under the Term Note. Upon an event of default, The
Foundation may declare the unpaid principal balance plus accrued and unpaid interest immediately due and payable or foreclose on all liens granted to The Foundation.

         The  Term  Note  is  secured  by  all of the  accounts,  inventory  and equipment of the Registrant and each of its wholly-owned subsidiaries. Furthermore, the obligations of the Registrant under the Term Note are guaranteed by each of the Registrant's wholly-owned subsidiaries.

         On July 12, 1999, the Registrant and The Foundation executed the Waiver and First Amendment to Loan Agreement (the "Amended Loan Agreement") whereby the Registrant agreed to obtain stockholder ratification and approval of the Schlinger Loan and the issuance of the Schlinger Conversion Shares on or before September 30, 1999. The failure of the Registrant to obtain stockholder ratification of the Schlinger Loan and approval of the issuance of the Schlinger Conversion Shares will constitute an event of default under the Loan Agreement.

Item 7.  Exhibits.

Exhibit No.                        Description
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  4.9      Certificate of  Designation, Preferences  and Rights of 9% Cumulative
           Convertible Preferred Stock, filed with the Secretary of State of Nevada on May 3, 1999.

 10.43 Loan Agreement dated June 3, 1999 by and between the Registrant and The Schlinger Foundation.

 10.44 Convertible Term Note dated June 3, 1999 in the principal amount of $1,500,000 executed by the Registrant and payable to The Schlinger Foundation.

 10.45 Security Agreement dated June 3, 1999 by and between the Registrant and The Schlinger Foundation.

 10.46 Waiver and First Amendment to Loan Agreement dated July 12, 1999 by and between the Registrant and The Schlinger Foundation.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           KARTS INTERNATIONAL INCORPORATED


                                           By:  /s/ Charles Brister
                                                --------------------------------
                                                Charles Brister, Chief Executive
                                                Officer and President
Date:  July 27, 1999